UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2025 (October 31, 2025)

BRISTOL-MYERS SQUIBB COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-01136	22-0790350
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

Route 206 & Province Line Road
Princeton, New Jersey 08543
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (609) 252-4621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange
Celgene Contingent Value Rights	CELG RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Indenture

On November 10, 2025, BMS Ireland Capital Funding Designated Activity Company (the “Issuer”), a designated activity company incorporated under the laws of Ireland and a wholly-owned subsidiary of Bristol-Myers Squibb Company (the “Company”), completed the public offering (the “Offering”) of (i) €750,000,000 aggregate principal amount of 2.973% Notes due 2030 (the “2030 Notes”), (ii) €1,150,000,000 aggregate principal amount of 3.363% Notes due 2033 (the “2033 Notes”), (iii) €1,150,000,000 aggregate principal amount of 3.857% Notes due 2038 (the “2038 Notes”), (iv) €750,000,000 aggregate principal amount of 4.289% Notes due 2045 (the “2045 Notes”) and (v) €1,200,000,000 aggregate principal amount of 4.581% Notes due 2055 (the “2055 Notes” and, together with the 2030 Notes, the 2033 Notes, the 2038 and the 2045 Notes, collectively, the “Notes”). The Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Company (collectively, the “Guarantee”).

The Notes are governed by and were issued pursuant to that certain Indenture (the “Base Indenture”), dated as of October 31, 2025, among the Issuer, the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture (the “First Supplemental Indenture” and, the Base Indenture as so supplemented, the “Indenture”), dated as of November 10, 2025, among the Issuer, the Company and the Trustee. The Indenture contains customary covenants and restrictions, including covenants that require the Issuer to satisfy certain conditions in order to incur debt secured by liens, engage in sale/leaseback transactions or merge or consolidate with another entity. The Indenture also provides for customary events of default.

The Company intends to use the net proceeds of the Offering, together with approximately $3.0 billion of cash on hand, (i) to fund the Company’s tender offer to purchase, for cash, various series of the Company’s outstanding notes (the “Tender Offer”) and/or other repurchase, repayment or redemption of the notes subject to the Tender Offer, (ii) to pay fees and expenses in connection therewith and with the Offering and (iii) to the extent of any remaining proceeds, for general corporate purposes.

The Notes were issued with the following terms:

Series of Notes	Interest Rate (per annum)	Maturity Date	Interest Payment Date	Make-Whole Spread
2030 Notes	2.973%	November 10, 2030	November 10, beginning on November 10, 2026	+10 bps
2033 Notes	3.363%	November 10, 2033	November 10, beginning on November 10, 2026	+15 bps
2038 Notes	3.857%	November 10, 2038	November 10, beginning on November 10, 2026	+15 bps
2045 Notes	4.289%	November 10, 2045	November 10, beginning on November 10, 2026	+20 bps
2055 Notes	4.581%	November 10, 2055	November 10, beginning on November 10, 2026	+20 bps

The Issuer may redeem any series of Notes at its option, in whole or in part, at any time and from time to time, at the redemption prices and on the terms and conditions as set forth in the Indenture.

The Offering was made pursuant to, and in accordance with the terms and subject to the conditions set forth in, a Prospectus Supplement, dated November 5, 2025 and filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2025 (the “Prospectus Supplement”), and the Prospectus dated October 31, 2025, filed as part of an effective shelf registration statement on Form S-3 (Registration Nos. 333-283810 and 333-283810-01). Please refer to the Prospectus Supplement for additional information regarding the Offering and the terms and conditions of the Notes. The description of the Base Indenture, the First Supplemental Indenture and the Notes contained in this Item 8.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the First Supplemental Indenture and the Notes. The Base Indenture and the First Supplemental Indenture are filed as Exhibit 4.1 and Exhibit 4.2 to this Current Report on Form 8-K (this “Current Report”), respectively, and their terms are incorporated herein by reference. The forms of Notes are filed as Exhibits 4.3, 4.4, 4.5, 4.6 and 4.7, respectively, to this Current Report and their terms are incorporated herein by reference.

Underwriting Agreement

The Notes were sold pursuant to an underwriting agreement, dated November 5, 2025 (the “Underwriting Agreement”), by and among the Issuer, the Company and the several underwriters named in Schedule V thereto (the “Underwriters”). The Underwriting Agreement contains certain representations, warranties, covenants and indemnification obligations of the Issuer, the Company and the Underwriters, as applicable, as well as other customary provisions.

The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of the dates specified therein, were solely for the benefit of the parties thereto and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Issuer, the Company and their respective subsidiaries. Moreover, information concerning the subject matter of any representations, warranties and covenants may change after the dates of the Underwriting Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Issuer or the Company.

The description of the Underwriting Agreement contained in this Item 8.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report and its terms are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

The following exhibits are included as part of this Current Report:

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 5, 2025, among BMS Ireland Capital Funding Designated Activity Company, Bristol-Myers Squibb Company and the underwriters named therein.
4.1
Indenture, dated as of October 31, 2025, by and among BMS Ireland Capital Funding Designated Activity Company, Bristol-Myers Squibb Company and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4c to the Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration Nos. 333-283810 and 333-283810-01)).

4.2
First Supplemental Indenture, dated as of November 10, 2025, by and among BMS Ireland Capital Funding Designated Activity Company, Bristol-Myers Squibb Company and The Bank of New York Mellon, as Trustee, to the Indenture dated as of October 31, 2025.

4.3	Form of €750,000,000 2.973% Notes due 2030 (included as Exhibit A to Exhibit 4.2).
4.4	Form of €1,150,000,000 3.363% Notes due 2033 (included as Exhibit B to Exhibit 4.2).
4.5	Form of €1,150,000,000 3.857% Notes due 2038 (included as Exhibit C to Exhibit 4.2).
4.6	Form of €750,000,000 4.289% Notes due 2045 (included as Exhibit D to Exhibit 4.2).
4.7	Form of €1,200,000,000 4.581% Notes due 2055 (included as Exhibit E to Exhibit 4.2).
5.1	Opinion of Kirkland & Ellis LLP.
5.2	Opinion of Arthur Cox LLP.
23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1 of this Current Report on Form 8-K).
23.2	Consent of Arthur Cox LLP (included in Exhibit 5.2 of this Current Report on Form 8-K).
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: November 10, 2025	By:	/s/ Amy Fallone
	Name:	Amy Fallone
	Title:	Senior Vice President and Corporate Secretary